Longwei Petroleum Investment Holding Limited
April 27, 2010
Confidential

Forward Looking Statements
Statements contained in this presentation may be considered “forward-looking statements”
within the meaning of U.S. federal securities laws. The matters discussed herein are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties including such risks and factors described in presentation prepared by Longwei Petroleum Investment Holding Ltd. (“Longwei” or the “Company”)
management. Such forward-looking statements speak only as of the date on which they are made and Longwei does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of the presentation.

Executive Summary
▪ Longwei Petroleum Investment Holding Limited, a Colorado
 corporation, is one of the leading distributors/wholesalers of diesel, gasoline, kerosene and fuel oils in Taiyuan City and
 Gujiao City in Shanxi Province, Peoples Republic of China
 (PRC).
▪ The Company’s operating subsidiary, Taiyuan Longwei
 (“Longwei”), was founded in the PRC in 1995 and is fully
 licensed to operate as a finish oil wholesaler in the PRC.
▪ Longwei purchases diesel, gasoline, fuel oils and kerosene from oil refineries and other
 Chinese suppliers with whom the Company has had long lasting business relations.
▪ The Company’s customer list includes a diversified grouping of primary fuel users.
Shanxi Province
Diesel, Gasoline, Kerosene and Fuel Oils Customers	Approx. Percent of FY 2009 Revenues
1. Coal plants and other power supply customers 2. Large-scale gas stations located in Taiyuan City, Shanxi Province 3. Small, independent gas stations located in Taiyuan City, Shanxi Province	45% 45% 5%

Executive Summary, continued
▪ The Taiyuan facility has 14 storage tanks with a total capacity of 50,000 metric tons
 (mt). The Gujiao facility has a total of 8 storage tanks with a total capacity of 70,000 mt in Gujiao City. Gujiao was fully operational on January 1, 2010. Gujiao also includes another 40,000 mt of storage capacity, 4 tanks in total. These tanks are adjacent to the tanks currently in use and will require minimal repairs in order to become operational.
 However, the tanks are not currently needed at this time.
Gujiao Facility Storage Tanks (8)
Taiyuan Facility Storage Tanks (8)
Gujiao Excess Storage Tanks (4)

China's ratio of car ownership per 1,000 people
Car ownership per 1,000 inhabitants
30
25
20
15
10
5
0
5
7
8
10
13
28
2002
2003
2004
2005
2006
2010E
Source: Autoinfo.gov.cn, Haitong Securities

China, Largest Automobile Market in the World & Growing

▪ Longwei is well positioned to benefit from strong projected growth in demand for refined petroleum products in the PRC
 Per capita consumption of diesel, gasoline and other refined petroleum products is expected to continue to grow strongly throughout the PRC, including Taiyuan City,
 Shanxi Province, due to a number of factors, including increased demand for power supply and significant projected increases in per capital motor vehicle ownership and continued strong economic growth.
Growth in the auto industry in China is fairly
well know at this point but the growth has
been stronger than expected in the past
year and in recent months.
According to the Associated Press, in 2009
China overtook the United States of America
as the largest automobile market in the
world. Total vehicle sales in 2009 were 13.6
million. John Bonnell, a J.D. Power analyst
stated “Its very, very strong growth, far
beyond expectations we had in the early
part of 2009.”

▪ Strong competitive position and participation in high growth markets
 In 1995, Longwei was granted a Finish Oil Wholesale license by the PRC which allows the
 Company to purchase refined petroleum products directly from refineries in China. In addition, Longwei has a license for Dangerous Chemical Products Business which allows the Company to transport gasoline and diesel oil products. The Company believes that such licenses are difficult to obtain and limit new entrants into its business.

 Due to many factors, including rough terrain, there are no oil pipelines in Shanxi. Yet
 Shanxi is providing energy to much of Northern China every day and is a critical player in the economic growth China has generated in recent years and will continue to be a critical player in years to come. The lack of a pipeline creates an extreme competitive advantage whereby storage capacity and solid supply chains win customers more so than price per unit of product. Longwei has the largest storage capacity of any non-government operated fuel wholesaler in Shanxi Province.
 Longwei has two significant competitors in Taiyuan (there are only two other non-
 government operated fuel wholesalers).Longwei has no significant competitiors in
 Gujiao.

Competitive Advantages: Storage & Distribution Network

Total Revenues by Products	FY 2009	
	USD	% of Total
Diesel	92,704,128	*47.1%*
Gasoline	80,420,802	*40.9%*
Fuel Oil	5,987,555	*3.04%*
Kerosene	6,078,861	*3.09%*
Subtotal - Petroleum Products Revenues	**185,191,347**	***94.1%***
Agency fee	11,619,715	*5.9%*
Total Revenues	**196,811,062**	***100.0%***

Product Revenues and Agency Fees
▪ Longwei distributes petroleum products to
 wholesalers as well as to retail and commercial
 customers in Shanxi Province. Sales by
 product line in fiscal 2009 are summarized
 below:
▪ Agency fees are earned for purchasing
 petroleum products from refineries on behalf of
 wholesalers who lack the necessary licenses to
 make such purchases directly themselves.
Railroad Station
Longwei Gasoline Station

Suppliers Representing More Than 10% of Longwei's FY 2009 Purchasing Volume	Fiscal Year Ending June 30,		
	2009	2008	2007
Panjin Jinjiang Oil Chemical Co. Ltd.	16%	*22.0%*	*7.0%*
Tuha Oil Exploring and Exploiting Headquarters	0%	*13.0%*	*20.0%*
Tianjin Dagang Jingyu Industry Co. Ltd.	11%	*13.0%*	*9.0%*
Lanxing	17%	*0.0%*	*0.0%*
Guangzhou Tenghao	11%	*0.0%*	*0.0%*
Yanlian Industry Group Selling Division	19%	*11.0%*	*26.0%*
	74.0%	*59.0%*	*62.0%*

Longwei Suppliers
▪ Longwei purchases diesel, gasoline, fuel oil and kerosene directly from oil refiners and other suppliers with whom the Company believes it has excellent relations.
▪ Since inception, Longwei has not experienced any difficulty in obtaining finished goods or raw materials essential to its business.

INNER MONGOLIA
Datong
HEBEI
Taryuan
SHAANXI
S H A N X I
Changzhi
HENAN

Sales and Marketing
Direct Marketing : Longwei employs its own sales
and marketing staff to directly establish the distribution
and sales networks with its customers. Its sales
representatives regularly visit gas stations and fuel oil
consumption intensive enterprises within its
distribution footprint.
Referrals: Referrals from existing customers continue
to be a strong source of new customers.
Major New Customers: In 2009, Longwei identified
13 significant potential customers in Gujiao, all of
whom are large coal power plants. In November 2009,
Longwei entered into contracts with 6 of these
customers.
By April 27, 2010, Longwei was servicing 9 of these 13
potential customers.
Distribution Footprint Covered by
Longwei’s Storage Locations

▪ Business Strategy
 ▪ Key components of the Company’s business strategy include:
 ▪ Pursue internal growth by attracting new customers through competitive pricing, timely delivery, and the highest quality products, and
 ▪ Pursue internal growth by expanding the Company’s product storage capacity, and
 ▪ Expand geographically.

Growth Strategy

▪ Strong historical revenue growth

Sales growth attributed to:
 - strong economic growth in Shanxi Province
 - increased demand for diesel and gasoline
 - increased prices for diesel, gasoline, fuel oils and kerosene

Selected Financial Data
Compounded Annual Growth	Fiscal Year ‘05-’09	Fiscal Year ‘08-’09

Petroleum Product Sales Volume	43.7%	33.4%
Petroleum Products Revenue	46.4%	39.5%
Total Revenues	48.1%	36.9%

INNER MONGOLIA
Datong
HEBEI
Taryuan
SHANXI
SHAANXI
Changzhi
HENAN

▪  Geographic Expansion
▪ Longwei expanded its finish oil distribution / wholesale
 business into the nearby city of Gujiao City, which is
 located in Shanxi Province approximately 50 km from
 Taiyuan City and is considered to be a key industrial
 center in China for energy production.
▪ Longwei has already established a solid customer base in
 Gujiao and generated a total of $8.5 million in revenues at
 Gujiao from October 1, 2009 through December 31, 2009.
 The revenues generated during this period were not
 included in Longwei’s financial projections released
 previous to the investor presented filed on a Form 8-K
 with the SEC on March 23, 2010. Gujiao is now expected
 to generate at least $60 million in revenues during the
 fiscal year ending June 30, 2010.
▪ As of March 23, 2010, Longwei is servicing 20 clients
 from its Gujiao facility. Longwei has not generated agency
 fee revenues at its new Gujiao facility thus far.
Longwei’s Current
Storage
New Gujiao
Storage

Expansion Leads to Growth

Gujiao - The New Facility

Summary Operating Results (US$ in Millions)	***Fiscal Year Ended June 30*** **2008** **(Audited)**	**2009** **(Audited)**	**Fiscal YTD** **12/31/2009** **(Reviewed)** (b)
Total Revenues	**$143.8**	**$196.8**	**$130.6**
Comparable Period Percent Change	*53.3%*	*36.9%*	*33.1%*
Gross Profit	**$37.0**	**$39.5**	**$25.5**
Profit Margin	*25.7%*	*20.1%*	*19.6%*
Adjusted EBITDA (a)	**$30.7**	**$31.8**	**$24.3**
Adjusted EBITDA Margin (a)	*21.3%*	*16.4%*	*18.6%*
Operating Profit	**$32.1**	**$31.8**	**$24.1**
Operating Profit Margin	*22.3%*	*16.2%*	*18.5%*
Adjusted Net Income (a)	**$20.7**	**$21.8**	**$17.9**
Adjusted Net Income Margin (a)	*14.4%*	*11.1%*	*13.7%*
Net Income	**$20.7**	**$21.8**	**$3.6**
Net Income Margin	*14.4%*	*11.1%*	*2.8%*
Adjusted EPS (a)	**$0.28**	**$0.29**	**$0.21**
EPS	$0.28	$0.29	($0.06)

Historical Financials

Summary Balance Sheet
(US$ in Millions)

Assets	**December 31, 2009 (reviewed)**	**June 30, 2009 (audited)**	**Liabilities and Stockholders' Equity**	**December 31, 2009 (reviewed)**	**June 30, 2009 (audited)**
Cash &Equivalents	$ 12.6	$ 7.3	Accounts Payable	$ 1.8	$ 2.3
Accounts Receivable	26.6	26.8	Convertible Notes Payable, net	-	0.8
Inventories	16.8	14.0	Derivative Liability	19.5	-
Advance to Suppliers, Other	53.6	35.3	Taxes Payable	4.3	2.1
Total Current Assets	109.5	83.4	Total Current Liabilities	$ 25.6	$ 5.2
Land & Buildings	44.2	36.6	**Stockholders' Equity**		
Machinery & Equipment	4.5	4.4	Common Stock, APIC, Other Comp	$ 40.3	$ 24.4
Accumulated Depreciation	(4.4)	(4.3)	Retained Earnings	87.9	90.5
Total PP&E	44.2	36.7	**Stockholders' Equity**	**$ 128.2**	**$ 114.9**
Total Assets	**$ 153.8**	**$ 120.1**	**Total Liabilities and**		
Working Capital	**$ 83.9**	**$ 78.2**	**Stockholders' Equity**	**$ 153.8**	**$ 120.1**

▪ Strong Balance Sheet

Continued Strong Financial Position

Fiscal Year Ended June 30					
Summary Operating Results	**2008**	**2009**	**Fiscal YTD 12/31/2009**	**Fiscal Yr Ending June 30, 2010**	**2011**
(US$ in Millions)	**(Audited)**	**(Audited)**	**(Reviewed)** (b)	**(Projected)**	**(Projected)**
Total Revenues	**$143.8**	**$196.8**	**$130.6**	**$310.8**	**$494.7**
Comparable Period Percent Change	*53.3%*	*36.9%*	*33.1%*	*57.9%*	*59.2%*
Gross Profit	**$37.0**	**$39.5**	**$25.5**	**$62.5**	**$109.8**
Profit Margin	*25.7%*	*20.1%*	*19.6%*	*20.1%*	*22.2%*
Adjusted EBITDA (a)	**$30.7**	**$31.8**	**$24.3**	**$58.2**	**$103.6**
Adjusted EBITDA Margin (a)	*21.3%*	*16.4%*	*18.6%*	*18.7%*	*20.9%*
Operating Profit	**$32.1**	**$31.8**	**$24.1**	**$56.8**	**$101.4**
Operating Profit Margin	*22.3%*	*16.2%*	*18.5%*	*18.3%*	*20.5%*
Adjusted Net Income (a)	**$20.7**	**$21.8**	**$17.9**	**$40.3**	**$73.0**
Adjusted Net Income Margin (a)	*14.4%*	*11.1%*	*13.7%*	*13.0%*	*14.8%*
Net Income	**$20.7**	**$21.8**	**$3.6**	**$20.3**	**$57.3**
Net Income Margin	*14.4%*	*11.1%*	*2.8%*	*6.5%*	*11.6%*
Adjusted EPS (a)	**$0.28**	**$0.29**	**$0.21**	**$0.45**	**$0.71**
EPS	*$0.28*	*$0.29*	*($0.06)*	*$0.13*	*$0.56*

Projected Financials

Management has made several significant assumptions and estimates with regard to its financial forecasts provided herein.
Management wishes to explain certain assumptions made within these financial forecasts. These certain assumptions, such as predictions of future price quotations of Longwei’s common stock and the timing and size of conversions of Longwei’s preferred stock and stock warrants, are inherently difficult to predict. As a result, management has used its best efforts to provide what it believes are appropriate and conservative assumptions with regard to these certain assumptions. Management believes the following assumptions are important to note when reviewing the revised guidance.

1. Management has estimated conversions of its current outstanding preferred stock to common stock will result in an additional 3.5 million shares of common stock being issued between March 8, 2010 and June 30, 2010.
2. Management has estimated conversions of its current outstanding preferred stock to common stock will result in an additional 5.4 million shares of common stock being issued between July 1, 2010 and June 30, 2011.
3. Management has estimated exercises of its current outstanding stock warrants to common stock will result in an additional 1.3 million shares of common stock being issued between March 8, 2010 and June 30, 2010.
4. Management has estimated exercises of its current outstanding stock warrants to common stock will result in an additional 6.7 million shares of common stock being issued between July 1, 2010 and June 30, 2011.
5. Management has made the assumption that other than those stock issuances identified herein, no other significant issuances of its common stock will occur between March 8, 2010 and June 30, 2011.
6. Management has made the assumption that Longwei’s stock price as quoted on a U.S. Stock Exchange on June 30, 2010, will be
$3.25 per share of common stock.
7. Management has made the assumption that Longwei’s stock price as quoted on a U.S. Stock Exchange on June 30, 2011, will be
$4.25 per share of common stock.
8. All other assumptions made by management during the preparation of its revised financial forecast were made utilizing current financial data, knowledge of pending customer orders, without applying discounts to assumptions regarding fair market valuations where discounts might be appropriate but Longwei chose to use a conservative approach and did not utilize discounts, with an understanding of historical trends with regard to Longwei’s business, with a basic understanding of the current currency exchange rate policies of China, and a basic understanding of the likelihood that current government and independent estimates of continued
economic growth within China and specifically within Shanxi Province, China, will be reasonably correct in the years ending June 30,
2010 and June 30, 2011, respectively.

Projected Financials, Key Assumptions

(a) Any references to “Adjusted" refer to the exclusion of the expense associated with the change in the fair market value of Longwei's outstanding stock warrants, except in the case of “Adjusted EPS" which refers to the exclusion of the expense associated with the change in the fair market value of Longwei's outstanding stock warrants, as well as the exclusion of the impact of the one time deemed dividend of $8.6 M associated with the October 2009 Financing.
(b) Six Months YTD data and percentages are compared to the prior YTD figures reported by Longwei for the period from July 1, 2008 through December 31, 2008 as reported in Longwei’s 10-Q filed on February 13, 2010 and generally reflect one half of a full year of operations. Adjusted EPS is defined above but it is also important to recognize that Adjusted EPS for the six months ended December 31,
 2009 was $0.21 as compared to Adjusted EPS for all of fiscal 2009 of $0.29.
(c) The stock warrants are adjusted to fair market value at each reporting period.
 Each adjustment is not a “reversable” transaction. However, if the future fair market value of the stock warrants is calculated to be less than the fair market value in a previous period, then the stock warrants will be adjusted to fair market value resulting in an increase to net income for the positive P&L effect of decreasing the recorded fair market value of the stock warrants.

Historical Financials, continued

Summary Operating Results (US$ in Millions)	Fiscal YTD 12/31/2009 (Reviewed) (b)	Fiscal Yr Ending June 30 2010 (Projected)	2011 (Projected)
Net Income (GAAP)	**$3.6**	**$20.3**	**$57.3**
Add: Income Taxes	$6.2	$16.4	$28.6
Add: Depreciation and Amortization	$0.2	$1.5	$2.0
Add: Change in Fair Value of Derivatives	$14.3	$20.0	$15.7
Adjusted EBITDA	**$24.3**	**$58.2**	**$103.6**
Net Income (GAAP)	**$3.6**	**$20.3**	**$57.3**
Add: Change in Fair Value of Derivatives	$14.3	$20.0	$15.7
Adjusted Net Income	**$17.9**	**$40.3**	**$73.0**
EPS (GAAP)	**($0.06)**	**$0.13**	**$0.56**
Add: Change in Fair Value of Derivatives	$0.17	$0.22	$0.15
Add: Deemed Dividends	$0.10	$0.10	$0.00
Adjusted EPS	**$0.21**	**$0.45**	**$0.71**

Reconciliation of Adjusted Figures to Unadjusted Figures

Summary of Fully Diluted Shares Outstanding (MM)

Current Common Shares Outstanding	72.7	(a)
Common Shares Issuable Upon:		
1. Conversion of Preferred Stock	12.5	(b)
2. Conversion of Warrants	13.5	(c)
3. Contingencies Being Met for Make Good	13.5	
Fully Diluted Shares Outsanding (MM)	**112.2**	

(a) As of March 23, 2010, shares outstanding do not include a total of 13,499,274 shares that are in escrow and subject to the make good provisions. How ever, these shares w ill eventually be re-issued subject to the make good provisions.

(b) Conversion can occur at any time, Preferred Stock is perpetual in nature.

(c) Conversion can occur at any time, Investor pays $2.255 in order to convert.

Summary Common Stock Ownership

As of March 23, 2010

	Primary Shares (MM)	Fully Diluted Shares (MM)
Cai Yongjun, CEO (a)	21.0	21.0
Xue Yongping, Treasurer (a)	21.0	21.0
James Crane, CFO	0.1	0.1
Subtotal - Mgmt. Shares	**42.1**	**42.1**
Restricted Stock	0.1	0.1
Preferred Stock	-	12.5
Warrants	-	13.5
In Escrow , Subject to Make Good	13.5	13.5
Shares in Float	29.4	30.4
Total Common Shares	**85.2**	**112.2**
% of Total Ow ned by Mgmt	49%	38%

Capital Structure
This financial information is qualified in its
entirety by the financial information contained in
the Company’s public filings with the SEC.

Longwei Petroleum Investment Holding Limited
(a Colorado corporation)
100%
Longwei Petroleum Investment Holding Limited
(a British Virgin Island corporation)
100%
Taiyuan Yahuan Energy Conversion Co., Ltd.
(a Chinese limited liability company)
100%
Taiyuan Longwei Economy & Trading Co., Ltd.
(a Chinese limited liability company)

Corporate Structure
▪ July 1995 - Taiyuan Longwei founded July 1995.
▪ March 2000 - Longwei Petroleum Investment
 Holding Limited (“Longwei Petroleum”) incorporated
 in Colorado under the name Tabatha II, Inc.
▪ April 2006 - Longwei Petroleum Investment Holding
 Limited (“Longwei Petroleum BVI”) incorporated in
 the British Virgin Islands and acquires 100% of
 Taiyuan Yahuan Energy Conversion Co., Ltd. and
 its subsidiary.
▪ October 2007 - Longwei Petroleum, a Colorado
 corporation (formerly known as Tabatha II, Inc.)
 acquires 100% of Longwei Petroleum BVI in a
 “reverse merger” transaction. The shareholders of
 Longwei Petroleum BVI received 69 million shares
 of common stock in Longwei Petroleum, a Colorado
 corporation, representing 92% of the Company’s
 outstanding share capitalization.

Management
Cai Yongjun - Chairman and Chief Executive Officer
▪ CEO of Taiyuan Longwei since its founding in 1995
▪ Has over 12 years experience in the trading, storage and handling of petroleum products
▪ Attended Shanxi University where he majored in business administration
Xue Yongping - Director, Secretary and Treasurer
▪ Secretary and Treasurer of Taiyuan Longwei since November 1998
▪ Previously served as Deputy General Manager of Taiyuan Hua Xin Trading
 Company, a fuel oil distributor/wholesaler
▪ Received law degree from Shanxi Law School
James Crane - Chief Financial Officer
▪ Named Chief Financial Officer on June 30, 2009
▪ Certified Public Accountant
▪ Trained at a Big Four accounting firm in the US
▪ Has served as Chief Financial Officer of a variety of publicly-traded companies, including companies operating exclusively in the People’s Republic of China

Summary
▪ A leading wholesaler / distributor of diesel, gasoline, fuel oil and kerosene in Taiyuan City, and Gujiao City, in Shanxi Province, PRC.
▪ Business founded 1995. Strong competitive position in a challenging geographic marketplace in Shanxi Province with 120,000 metric tons (mt) of storage tank capacity.
▪ Revenues have increased at a 48+% CAGR% between 2005 and 2009 due to strong increases in demand for diesel and gasoline in Shanxi Province.
▪ Highly profitable with audited FY 2009 Revenues, Operating Profit and Net Income of
 $196.8 M, $39.5 M and $21.8 M, respectively.
▪ A total of 2.4 M shares of the Series A Preferred Stock was converted to common stock as of March 31, 2010. No common stock warrants associated with the October 2009 PIPE have been exercised as of April 27, 2010.
▪ Management currently owns 49% of the shares outstanding (42.1 M shares) and has pledged a total of 13.5 M shares of common stock (not included in totals above) they already owned in order to close the October 2009 Financing. Management will receive the shares back without further liability or potential loss of the shares, if Longwei generates net income of $23.9 M for the year ending June 30, 2010.
▪ Longwei has filed an application to list its common stock on the NYSE Amex Stock
 Exchange and will work with the NYSE Amex Stock Exchange to complete the listing process as soon as possible.
▪ As of April 26, 2010, Longwei’s current price to earnings ratio based on the trailing twelve months adjusted net income is 9.48, well below industry comparables.